UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 1, 2005

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including

Area code

Not applicable

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)                                  None

(b)                                 None

(c)                                  None

(d)                                 Appointment of Directors

C. Stewart Verdery Jr., former Assistant Secretary for Homeland Security and a prominent Washington, D.C. attorney, has accepted appointment to Isonics Corporation’s Board of Directors effective August 1, 2005.

 “We are honored that Stewart has accepted our offer to join our Board of Directors,” said James E. Alexander, Chairman and CEO of Isonics. “As a former Homeland Security Department Assistant Secretary under President Bush, Stewart has a Washington insider’s intimate knowledge of U.S. homeland security matters. He is an established authority on homeland defense and security matters, as well as being an accomplished attorney, and brings the skills and relationships of a longtime Washington, D.C. political professional. In addition, we anticipate that his extensive experience in both the public and private sectors will be powerful assets to Isonics as we move ahead with our plans to open new government supply channels and procurement opportunities at the federal, state and local levels.”

Mr. Verdery brings Isonics experience in the federal government’s efforts to fight terrorism through advances in policy and new technologies, which experience is expected to aid Isonics develop and market its next-generation homeland security technologies and services throughout the federal government and other public agencies.  Isonics’ Homeland Security division is committed to developing a portfolio of integrated personnel-based security services as well as advanced technology-based products and services.

“The years that I spent as Assistant Secretary for Homeland Security and in other public and private positions have taught me the central role that industry plays in U.S. and international efforts to fight terrorism and to build homeland security here and abroad.” said Mr. Verdery.  “The engineers, scientists and businesspeople of Isonics embody the highest levels of knowledge, innovation and professionalism.  I am looking forward to joining the Isonics Board of Directors and am excited about the promise that Isonics’ products and services will deliver to the homeland security marketplace.”

Mr. Verdery’s professional background in homeland security includes various positions in the federal government’s Executive branch and Congress, as well as in the private sector. He was nominated by President Bush and confirmed by the U.S. Senate in 2003 as Assistant Secretary for Homeland Security for Border and Transportation Security Policy and Planning, a position in which he led Department of Homeland Security (DHS) efforts to develop and implement policies related to cargo security and international trade, transportation security, narcotics trafficking, immigration, visas and other law enforcement priorities.  Mr. Verdery oversaw policy development for key DHS agencies, including U. S. Customs and Border Protection and the Transportation Security Administration, and worked closely with other DHS components and the rest of the executive branch.  During his time working in the Congress, Verdery was general counsel to Senate Assistant Majority Leader Don Nickles (R-OK) from 1998 until 2002 and also served as counsel to two Senate Committees and Senator John Warner (R-VA).

Verdery currently is a principal at the Washington consulting firm Mehlman Vogel Castagnetti, Inc., and an Adjunct Fellow at the Center for Strategic and International Studies in their Homeland Security division.  He is a graduate of Williams College and the University of Virginia School of Law.

The appointment of Mr. Verdery to the Isonics Board comes days after the Company’s announcement that its Protection Plus Security Consultants (PPSC) subsidiary was awarded a U.S. General Services Administration (GSA) Federal Supply Schedule.  The GSA Schedule significantly streamlines the process through which PPSC can win contracts to provide security-related services to federal agencies, and is expected to facilitate similar high-value opportunities at the state and local levels. Isonics’ next-generation security and defense technology includes the NeutroTest(TM) portable explosive detection device, other neutron-based technologies and other advanced technologies. Isonics recently announced the first sales of the first-generation handheld NeutroTest(TM) explosive detection product.

In related homeland security business, Isonics reported continued progress in its anticipated acquisition of IUT-Berlin, and announced that the closing date has been extended until the end of September.  The Company expressed confidence that the transaction would close within that timeframe. It further noted that the extension was an accommodation to the sellers with respect to minor issues and not the result of any substantive issues.

Isonics is an advanced technology developer committed to building a multi-dimensional, high-growth homeland security business that delivers next-generation technologies and personnel services to many burgeoning counter-terrorism, public safety and defense segments. The Company’s government sales group based in the Washington, D.C., area spearheads efforts to secure military sales, as well as government contracts related to public safety and counter-terrorism.

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company’s control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company’s 10-KSB for the year ended April 30, 2005, as filed with the Securities and Exchange Commission, which include the Company’s historical cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company’s filings with the Securities and Exchange Commission. Isonics cautions investors that it has had only limited sales of its NeutroTest products and has made no NeutroTest sales to any government agency. There can be no assurance that Isonics will be able to manufacture significant quantities of NeutroTest products for the market at a cost and with capabilities that meet the needs of prospective customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 3rd day of August 2005.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer